U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 19, 2003

                           CTI INDUSTRIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

Illinois                          0-23115                    36-2848943
(State or Other                   (Commission                (IRS Employer
Jurisdiction                      File Number)               Identification No.)
Incorporation)

         22160 North Pepper Road, Barrington, IL                      60010
         (Address of Principal Executive Offices)                     (Zip Code)

                                 (847) 382-1000
              (Registrant's Telephone Number, including Area Code)

Item No. 7 - Exhibit

      (c)   The following exhibit is attached hereto:

      Exhibit No.       Exhibit
      ----------        -------

      99 Press Release dated August 19, 2003 captioned: "CTI Industries Corporation Releases Financial Results for the Second Quarter and Six Months Ended June 30, 2003."

Item No. 12 - Results of Operations and Financial Condition

      On August 19, 2003, CTI Industries Corporation issued a press release reporting earnings and other financial results for its second quarter ended June 30, 2003. A copy of the Press Release is attached as Exhibit 99.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CTI Industries Corporation
                                                     (Registrant)


Date:  August 20, 2003                   By:  /s/Stephen M. Merrick
                                              ----------------------------------
                                              Stephen M. Merrick, Executive Vice
                                              President and Secretary